EXHIBIT 10.51


Please Return to:

Francis C. Bagbey, Esq. -
Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan
2500 First Union Capitol Center
25th Floor
Raleigh, North Carolina 27601

              LEASEHOLD AND REAL PROPERTY
         ASSIGNMENT AND ASSUMPTION AGREEMENT

         This LEASEHOLD AND REAL PROPERTY ASSIGNMENT AND
ASSUMPTION AGREEMENT, dated this 6th day of January, 1992, by and between Panda-Rosemary Corporation, a Delaware corporation (the "Corporation") and Panda-Rosemary, L.P., a Delaware limited partnership, doing business in North
Carolina as Panda-Rosemary, Limited Partnership (the
"Partnership").

                  W I T N E S S E T H:

         WHEREAS, the Corporation, as lessee, and The Bibb
Company, a Delaware corporation ("Bibb"), as lessor, entered into a certain Real Property Lease and Easement
Agreement, dated June 9, 1989 (the "Lease Agreement"), recorded June 13, 1989, in Book 1452, Page 205 in the
Office of the Register of Deeds of Halifax County, North
Carolina; and

         WHEREAS, the Corporation and Bibb amended the Lease Agreement by (i) the First Amendment to Real Property
Lease and Easement Agreement, dated October 1, 1989 (the
"First Amendment"), recorded October 27, 1989, in Book
1461, Page 475, in the Office of the Register of Deeds of Halifax County, North Carolina and (ii) the Second
Amendment to the Real Property Lease and Easement
Agreement, dated January 31, 1990 (the "Second Amendment") recorded March 26, 1990, in Book 1472, Page 465, in the
Office of the Register of Deeds of Halifax County, North
Carolina (the Lease Agreement, as amended by the First
Amendment and the Second Amendment, hereinafter referred to as the "Agreement"); and

         WHEREAS, the Corporation desires to sell and delegate to the Partnership, and the Partnership desires to accept and assume from the Corporation, all of the Corporation's right, title and interest in and to, and all of the Corporation's liabilities and obligations with respect to, (i) the property and premises demised in the Agreement and all improvements and fixtures located upon said property and the personal property attached thereto, all as described in Schedule A attached hereto, and (ii) the encroachments, easements and certain other real property described in Schedule B attached hereto (the
Agreement and the property referred to in subclauses (i) and (ii) above hereinafter collectively the "Transferred
Real Property").

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein, $10 and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Assignment and Delegation by Corporation. The
Corporation hereby irrevocably sells, bargains, grants, conveys, assigns, transfers and delegates to the Partnership, all of its right, title and interest, whether now owned or hereafter acquired, in and to, and all of its liabilities and obligations, whether now in existence or hereafter arising, in respect of, the Transferred Real
Property, to have and to hold the same unto the Partnership, its successors and assigns forever.

2. Acceptance and Assumption By Partnership. The
Partnership hereby accepts the transfer and assignment of the Transferred Real Property, subject to all liens, encumbrances and charges thereon including, without limitation, those created under, or contemplated by, that certain Leasehold Deed of Trust and Security Agreement, dated as of October 1, 1989, by and among the Corporation, Patricia B. Carter, as Trustee, and The Fuji Bank and Trust
Company as Beneficiary, and recorded in Book 1461, page 491 in the Office of the Register of Deeds of Halifax County, North Carolina and in Book 670, page 749 in the Office of the Register of Deeds of Northampton County, North Carolina as amended by (i) the First Modification to Leasehold Deed of Trust and Security Agreement, dated as of December 29, 1989, and recorded in Book 1466, page 599, in the Office of the Register of Deeds of Halifax County, North Carolina and in Book 670, page 789 in the Office of the Register of Deeds of Northampton County, North Carolina, (ii) the
Second Modification to Leasehold Deed of Trust and Security
Agreement, dated as of April 3, 1990, and recorded in Book
1473, page 493, in the Office of the Register of Deeds of Halifax County, North Carolina and in Book 670, page 799 in the Office of the Register of Deeds of Northampton County, North Carolina, and (iii) the Third Modification to
Leasehold Deed of Trust and Security Agreement, dated as of July 12, 1990, and recorded in Book 1480, page 547, in the office of the Register of Deeds of Halifax County, North
Carolina and in Book 670, page 810 in the Office of the Register of Deeds of Northampton County, North Carolina (as so amended, the "Leasehold Mortgage"), and the Partnership hereby agrees to pay, perform and discharge when due all liabilities and obligations of the Corporation of whatsoever kind, character or description arising under, or with respect to, the Transferred Real Property or the Leasehold Mortgage (whether known or unknown, contingent or otherwise) arising prior to or after the date hereof
(including the making of any and all payments required to be made by the Corporation under, or with respect to, the Transferred Real Property or under, or with respect to, the Leasehold Mortgage).

3. Limitation of Liability. Notwithstanding anything to the contrary contained herein, no partner in the Partnership
(other than the Corporation) nor any of its or the Corporation's stockholders or affiliates or any officer or director of any thereof (a "Non-Recourse Person") shall have any liability to any party hereto for the payment of any sums now or hereafter owing hereunder, directly, indirectly or contingently, by either party hereto, or for the performance of any of the obligations of either party hereto contained herein, or shall otherwise be liable or responsible with respect thereto.

4. Further Assurances. At any time or from time to time after the date hereof, at the Partnership's request and without further consideration, the Corporation shall execute and deliver to the Partnership such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as the Partnership may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to the Partnership, and to confirm the Partnership's right, title and interest in and to, the Transferred Real Property, and to the full extent permitted by law, to put the Partnership in possession of the Transferred Real Property and to assist the Partnership in exercising all rights with respect thereto.

5. Authorization to Record. Upon the execution and delivery hereof, the Corporation and the Partnership shall record, or cause to be recorded, this Leasehold and Real Property
Assignment and Assumption Agreement (i) in the Office of the Register of Deeds of Halifax County, North Carolina and
(ii) in the Office of the Register of Deeds of Northampton
County, North Carolina.

6. Miscellaneous. This Leasehold and Real Property
Assignment and Assumption Agreement (i) may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument; (ii) SHALL BE GOVERNED BY, AND
ENFORCED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NORTH CAROLINA; and shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, have caused this Leasehold and Real Property
Assignment and Assumption Agreement to be executed under seal, delivered, and effective as of the day and year first written above.

ATTEST:                       PANDA-ROSEMARY CORPORATION
                              By:
                              Name:   Robert A. Wolf
Assistant Secretary           Title:  Vice President

[Affix Corporate Seal]        PANDA-ROSEMARY, L.P.
                              (doing business
                              in North Carolina as Panda-
ATTEST:                       Rosemary, Limited
                              Partnership [SEAL]
                              By: Panda-Rosemary
                                  Corporation,
-----------------                 its sole general partner
Assistant Secretary
[Affix Corporate Seal]            [SEAL]

                              By:  Robert A. Wolf
                              Title: Vice President